THE WEISS FUND
Weiss Treasury Only Money Market Fund

SUPPLEMENT DATED February 18, 2010
TO PROSPECTUS DATED MAY 1, 2009

The Board of  Trustees of The Weiss Fund (the “Trust”) voted to close the Weiss Treasury Only Money Market Fund (the “Fund”) to new  investments, effective February 18, 2010, and adopted a plan to liquidate and dissolve the Trust and Fund no later than May 20, 2010.  The Board determined that liquidation and dissolution is in the best interests of Fund shareholders. In making this determination, the Board considered that the small size of the Fund, its high expense ratio absent fee waivers and expense reimbursements, and the unwillingness of Weiss Capital Management, Inc. to indefinitely waive its advisory fees and continue to reimburse the Fund’s expenses at current levels, have rendered the continued operation of the Fund impracticable.  The Fund will continue to process redemptions in the ordinary course until the liquidation date.

The Weiss Fund
7111 Fairway Drive, Suite 102
Palm Beach Gardens, Florida 33418
(800) 430-9617